April 10, 2007 1 st Quarter 2007 Analyst Conference Exhibit 99.2 [Alcoa logo]

Forward Looking Statements
Today’s discussion may include “forward-looking statements”
within the meaning of the Private Securities Litigation Reform
Act of 1995.  Such statements relate to future events and
expectations and involve known and unknown risks and
uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking
statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s
Form 10-K for the year ended December 31, 2006 filed with
the Securities and Exchange Commission.
[Alcoa logo]

[Alcoa logo] Vice President and Chief Financial Officer Chuck McLane

[Alcoa logo]
1
st
Quarter 2007 Financial Overview
– Income from continuing operations of $691m or
$0.79 per share - $673m or $0.77 per share
including the impact of restructurings
– Revenues of $7.9b
– Cash from operations of $527m
– Debt-to-cap at 30.9%
– Trailing four quarters ROC of 12.7%

[Alcoa logo]
1
st
Quarter 2007 Financial Overview
In Millions 4Q'06 1Q'07 Change
Sales $7,840 $7,908 $68
Cost of Goods Sold $6,132 $6,007 ($125)
   % of Sales 78.2% 76.0% (2.2) pts.
SG&A $367 $357 ($10)
   % of Sales 4.7% 4.5% (0.2) pts.
Restructuring and Other Charges $554 $26 ($528)
Interest Expense $93 $83 ($10)
Other Income, Net ($49) ($44) $5
Effective Tax Rate -0.3% 29.8% 30.1 pts.
Minority Interests $98 $115 $17
GAAP Net Income
$359 $662 $303
(Loss) Income from Discontinued Operations
$101 ($11) ($112)
GAAP Income From Continuing Operations
$258 $673 $415

$ Millions
750
700
650
600
550
500
575
6
21
9
6
29
25
15
574
15
40
91
40
11
691
4Q06
Cost Inflation
Energy
Currency
Mix
Volume
Productivity
GASE/R&D
Portfolio Management
LIFO
LME
Taxes
Other
1Q07

6 [Alcoa logo] 4 th Quarter vs. 1 st Quarter Comparison

[Alcoa logo]
1Q’07 4Q’06 1Q’06
1,877 2,084 2,023 3 Party Shipments (kmt)
3,655 3,790 3,702 Production (kmt)
645 711 628 3 Party Revenue ($MM)
260 259 242 ATOI ($MM)
Decreased production
Higher prices
Lower shipments
Guinea strike impact
Stronger Australian dollar
Alumina
1
st
Quarter Highlights
2
nd
Quarter Outlook
Prices to follow 2 month lag calculation
Anticipate 4% production increase
sequentially
Anticipate impact of Guinea strike of
approximately $8 million after tax
1
st
Quarter Business Conditions
$100
$120
$140
$160
$180
$200
$220
$240
$260
$280
$300
1Q06 2Q06 3Q06 4Q06 1Q07
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
ATOI Total Revenue
rd
rd

[Alcoa logo]
1
st
Quarter Highlights
504 480 445 ATOI ($MM)
2,902 2,766 2,534 3 Party Price ($/MT)
1,633 1,698 1,408 3 Party Revenue ($MM)
1Q’07 4Q’06 1Q’06
518 556 488 3 Party Shipments (kmt)
899 908 867 Production (kmt)
Primary Metals
2
nd
Quarter Outlook
1
st
Quarter Business Conditions
Higher realized pricing
Intalco and Iceland start-up costs
Increased carbon costs
Increased energy costs due to Rockdale
power plant closure
Unfavorable currency
Average March cash LME = $2,761/MT
Iceland start-up costs estimated at $25
million after-tax
Continued higher energy costs at
Rockdale
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
1Q06 2Q06 3Q06 4Q06 1Q07
$1,500
$1,700
$1,900
$2,100
$2,300
$2,500
$2,700
$2,900
$3,100
$3,300
$3,500
ATOI Total Revenue
rd
rd
rd

[Alcoa logo]
Favorable aerospace volumes and mix
Productivity offset cost inflation
Prior quarter tax benefit not repeated
1Q’07 4Q’06 1Q’06
62 62 66 ATOI ($MM)
2,275 2,127 1,940
3 Party Revenue
($MM)
Flat-Rolled Products
1
st
Quarter Highlights
2
nd
Quarter Outlook
1
st
Quarter Business Conditions
Global aerospace markets remain
strong
Continued productivity gains
Seasonal increases in can sheet and
building & construction markets
Increased volumes out of Russian
facilities
$0
$20
$40
$60
$80
$100
1Q06 2Q06 3Q06 4Q06 1Q07
$1,500
$1,600
$1,700
$1,800
$1,900
$2,000
$2,100
$2,200
$2,300
$2,400
ATOI Third Party Revenue
rd

[Alcoa logo]
(6) (4) (5) Other
73
61
16
4Q’06
Total
Investment Castings,
Forgings,  Fasteners
AFL, Auto Castings and
Structures
83
93
(5)
1Q’06
93
107
(8)
1Q’07
North America Class 8 truck builds off 25%
year over year – partially offset by share gains
and new product sales
Weakness continued in the North American
automotive customer base
Prior quarter tax benefit not repeated
Increased global aerospace sales despite
A380 delays - underpinned by share gains
and new product sales
Strong productivity across Fasteners,
Forgings and Investment Castings
Engineered Solutions
ATOI ($MM) 1
st
Quarter Business Conditions
2
nd
Quarter Outlook
Global aerospace markets remain strong
Decline in Class 8 truck to continue at an
accelerated rate – 45% year over year
North American auto production cuts continue
on specific platforms
$0
$20
$40
$60
$80
$100
$120
1Q06 2Q06 3Q06 4Q06 1Q07
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
ATOI Third Party Revenue

[Alcoa logo]
22 13 (7)
Alcoa Custom Extruded
Solutions, US Industrial
and Other
1Q’07 4Q’06 1Q’06
34 27 - Total
12 14 7
Global Hard Alloy
Extrusions, Building &
Construction Systems
and Russia
Solid markets in building & construction
and aerospace
Lower volume in North American
automotive and Class 8 truck markets
Extruded and End Products
ATOI ($MM) 1
st
Quarter Business Conditions
2
nd
Quarter Outlook
Seasonal increase in building &
construction and soft alloy extrusion
demand
Aerospace and Industrial markets
remain strong
Expected to finalize soft alloy extrusions
joint venture
$0
$5
$10
$15
$20
$25
$30
$35
1Q06 2Q06 3Q06 4Q06 1Q07
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
ATOI Third Party Revenue

[Alcoa logo]
(1) (1) (1) Other
26
(9)
36
4Q’06
Total
Reynolds Food Packaging
and Flexible Packaging
Closure Systems and
Consumer Products
8
(11)
20
1Q’06
19
(3)
23
1Q’07
Packaging & Consumer
ATOI ($MM) 1
st
Quarter Business Conditions
2
nd
Quarter Outlook
Seasonal increase in Closures and
Consumer businesses
Continued productivity improvements
across all businesses
Anticipate resin price stability
– Normal seasonal decline in the
Consumer business
– Year over year productivity
improvements
– Stable resin cost environment
$0
$10
$20
$30
$40
$50
$60
1Q06 2Q06 3Q06 4Q06 1Q07
$500
$600
$700
$800
$900
ATOI Third Party Revenue

[Alcoa logo]
1
st
Quarter 2007 Cash Flow Review
$ In Millions 1Q'06 1Q'07
Net Income $608 $662
DD&A 307 304
Change in Working Capital (915) (457)
Other Adjustments (136) 68
Pension Contributions (77) (50)
Cash From Operating Activities (213) 527
Dividends to Shareholders (131) (148)
Change in Debt 830 509
Dividends to Minority Interests (115) (158)
Contributions from Minority Interests 0 114
Other Financing Activities (14) (107)
Cash From Financing Activities 570 210
Capital Expenditures (592) (783)
Other Investing Activities (75) (45)
Cash From Investing Activities ($667) ($828)

Segment ATOI and Revenue

$ Millions
$ Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$10,000
$7,500
$5,000
$2,500
$0
1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07
ATOI
Revenue

Bloomberg ROC*

14%
12%
10%
8%
6%
4%
2%
0%
7.2%
8.4%
8.3%
9.7%
11.2%
12.2%
13.2%
12.7%
4Q03 4Q04 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07

*Trailing twelve months

14 [Alcoa logo] Strong Performance Trends

ROC	Exceed cost of capital
Cash from Operations	Exceed capital expenditures
Volume/Mix/Productivity	Exceed cost inflation
EBITDA Margins	Exceed 2006 in every downstream segment
Debt to Capital	Not to exceed 30% – 35%
Capital Expenditures	$3.0 – $3.2 Billion

15 [Alcoa logo] 2007 Financial Targets

[Alcoa logo] Chairman and Chief Executive Officer Alain J.P. Belda

% Change

USCAP
United States
Climate Action
Partnership

[Alcoa logo]
Taking Action on Climate Change
0
30
1990 2006
2010 Target Level 25%
Direct CO
2
Reduction
26% Reduction in GHG Emissions
Leader in Public Policy
Founding Member USCAP
Alcoa is Favorably Positioned to Help Customers with GHG Emissions

Rates by Years
10
9
8
7
6
5
4
3
2
1
0
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
Lost Work Days
Total Recordables

18 [Alcoa logo] Safety Performance

2007 Growth Rates
China
23.1%
North America
0.0%
Europe
3.0%
Latin America
4.4%
Asia w/o China
4.5%
CIS
4.7%
World
7.7%
0%
5%
10%
15%
20%
25%

19 [Alcoa logo] Global Environment Aluminum Consumption Growth Rates Source: Alcoa analysis

Alumina Surplus or (Deficit)

Million MT
4
3
2
1
0
(1)
(2)
0.3
(1.3)
0.6
2.0
1.0
0.0
2004
2005
2006
2007
2008

Aluminum Surplus or (Deficit)

Million MT
1.0
0.5
0.0
(0.5)
(1.0)
0.6
0.1
(0.6)
0.3
0.2
2004
2005
2006
2007
2008

20 [Alcoa logo] Source: Alcoa analysis Global Environment Supply / Demand Projections

Visible Reported Aluminum Stocks Expressed
as Days of Implied Global Consumption
Reported Stocks: Comex, IAI, Japan Port, LME, & SME
Days of Consumption
91
84
77
70
63
56
49
42
35
28
21
14
7
0
Aug-94
Feb-95
Aug-95
Feb-96
Aug-96
Feb-97
Aug-97
Feb-98
Aug-98
Feb-99
Aug-99
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07

21 [Alcoa logo] Global Environment Days of Consumption Source: IAI, Reuters and LME

Aerospace

Market Dynamics	Alcoa Impact
Robust demand for large transports - 5 year backlogs at Boeing and Airbus Continued increases in builds and resumption of A380 demand (in 4Q07) will fuel strong demand Record demand for regional and business jets	At or near capacity at most facilities Expanding output via ABS Bringing additional capacity to market in low-cost areas (e.g. Russia, China, Hungary) Developing new material, design and process technologies for next generation aircraft

Automotive

Market Dynamics	Alcoa Impact
North American production roughly flat year-over-year Continued distress among Detroit Three European production up slightly (2%) year-over-year EU adopting 2012 CO2 emissions target	Share loss at Detroit Three will continue to challenge Cast Wheels and AFL Working to increase penetration of transplants (Toyota, Honda, Nissan Hyundai) Capitalizing on interest in lightweighting

22 [Alcoa logo] Global Market Dynamics

Commercial Transportation

Market Dynamics	Alcoa Impact
North American Class 8 down 25% from the prior year and 4Q06; 2Q07 projected decline of 45% from 2Q06 North American trailer market down 9% from 4Q06	Improving price and mix Increasing share via new and proprietary products (e.g. Dura-Bright wheel)

Non-Residential Building & Construction

Market Dynamics	Alcoa Impact
North American construction expected to grow 6% (less than in 2006) Western European construction anticipated to grow 2-3% Chinese construction projected to grow 13%	Introducing new products to capture share Investing in brands to strengthen perception and awareness Establishing and exploring in new geo-graphic markets

23 [Alcoa logo] Global Market Dynamics

Industrial Gas Turbine

Market Dynamics	Alcoa Impact
Turbine manufacturers increased 2007 component schedules in 1Q07 to support new engine order bookings and spare parts requirements	Balancing capacity across system with focus on utilizing open capacity
OEMs strengthening 2008 engine build forecast	Introducing new products to capture share
Small IGT market remains strong	Improving our position via technology and manufacturing supply chain enhancements

Distribution

Market Dynamics	Alcoa Impact
Common alloy demand softened from 3Q06 through 1Q07	Maintaining/gaining share due to short lead times at our common alloy facility
	Recognizing new distributors
	Increasing share with existing customers

24 [Alcoa logo] Global Market Dynamics

[Alcoa logo]
Momentum Builders
–
Record 2006 Financial Performance
–
Disciplined Capital Management
•
Debt restructuring
•
Increased dividend
•
10% share buyback program
•
2007 peak capital spending year

Baco
Slow Cooker
Oven Bags
Zip'n'Seal
Reynolds Wrap
Release
Reynolds Wrap Heavy Duty
BacoFoil

AQUARIUS

[Alcoa logo]
Momentum Builders
–
Continued Portfolio Management
•
Sale of Alcoa Home Exteriors
•
Creation of a soft alloy extrusions joint venture
•
November 2006 downstream restructuring
•
Continued review of the packaging assets

[Alcoa logo]
Momentum Builders
–
Realization of the Growth Projects
•
Pinjarra refinery expansion
•
50% aerospace capacity increase
•
Russia and China rolling assets
•
Sao Luis refinery expansion
•
Juruti bauxite mine development
•
Iceland smelter

28 [Alcoa logo] Momentum Builders

[Alcoa logo]
Momentum Builders
–
Continued Improvement in Downstream Performance
•
Consistent quarter over quarter improvement
•
Proprietary technology and unique equipment
•
Continued new product development
•
Significant investments in productive assets
•
Unique and proprietary products for growing end markets

Bloomberg ROC Trailing 12 Months
Including Growth Capex

14%
12%
10%
8%
6%
7.8%
8.3%
8.3%
8.3%
9.7%
11.2%
12.2%
13.2%
12.7%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07

Bloomberg ROC Trailing 12 Months
Excluding Growth Capex

16%
14%
12%
10%
8%
6%
8.4%
9.2%
9.3%
9.5%
11.2%
12.8%
14.1%
16.2%
15.6%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07

Cash from Operations

$ Millions
$1,200
$1,000
$800
$600
$400
$200
$0
($200)
($400)
1Q05
(239)
2Q05
383
3Q05
493
4Q05
1,039
1Q06
(213)
2Q06
699
3Q06
748
4Q06
1,333
1Q07
527

30 [Alcoa logo] Momentum Continues

[Alcoa logo]
Tony Thene
Director, Investor Relations
Alcoa
390 Park Avenue
New York, N.Y. 10022-4608
Telephone:  (212) 836-2674
Facsimile:  (212) 836-2813
www.alcoa.com
For Additional Information, Contact:

32 [Alcoa logo] A

33 [Alcoa logo] A APPENDIX

[Alcoa logo]
$  662 $2,248 $  359 $  537 $  744 $  608 Consolidated net income
(10) 104 10 (7) 51 50 Other
(11) 87 101 (3) (5) (6) Discontinued operations
(18) (379) (386) 2   6   (1) Restructuring and other charges
(86) (317) (82) (64) (82) (89) Corporate expense
(115) (436) (98) (109) (124) (105) Minority interests
(54) (250) (61) (66) (63) (60) Interest expense
11 58 14 23 10 11 Interest income
(27) (170) (66) (19) (49) (36) Impact of LIFO (1)
Unallocated amounts (net of tax):
$  972 $3,551 $  927 $  780 $1,000 $  844 Total segment ATOI
1Q07 2006 4Q06 3Q06 2Q06 1Q06
(1) Certain amounts for the first and second quarter of 2006 have been reclassified to Other so that this line reflects only the impact of
LIFO.  Presenting the Impact of LIFO as a separate line in the Reconciliation of ATOI started in the third quarter of 2006.
Financial information for the first and second quarter of 2006 has been reclassified to reflect the movement of the home exteriors business to discontinued operations in the third quarter of 2006.
Reconciliation of ATOI to
Consolidated Net Income

[Alcoa logo]
Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.
Reconciliation of Return on Capital
1Q'07 4Q'06 3Q'06 2Q'06 1Q'06 4Q'05 3Q'05 2Q'05 1Q'05
Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg
(In Millions)
Method Method Method Method Method Method Method Method Method
Net income $2,302 $2,248 $2,113 $1,865 1,581 $1,233 $1,270 $1,271 $1,215
Minority interests $446 $436 $418 $368 304 $259 $230 $239 $252
Interest expense (after-tax)
$281 $291 $272 $268 $274 $261 $263 $234 $206
Numerator (sum total)
$3,029 $2,975 $2,803 $2,501 $2,159 $1,753 $1,763 $1,744 $1,673
Average Balances
Short-term borrowings $441 $386 $349 $306 $342 $279 $155 $152 $185
Short-term debt $360 $451 $449 $55 $53 $58 $272 $273 $269
Commercial paper $972 $1,192 $1,678 $1,501 $1,652 $771 $581 $553 $815
Long-term debt $5,767 $4,861 $4,915 $5,333 $5,243 $5,309 $5,746 $5,920 $6,023
Preferred stock $55 $55 $55 $55 $55 $55 $55 $55 $55
Minority interests $1,669 $1,583 $1,416 $1,340 $1,280 $1,391 $1,332 $1,253 $1,263
Common equity $14,621 $13,947 $14,120 $13,834 $13,611 $13,282 $13,045 $12,761 $12,766
Denominator (sum total)
$23,885 $22,475 $22,982 $22,424 $22,236 $21,144 $21,185 $20,967 $21,376
Return on Capital 12.7% 13.2% 12.2% 11.2% 9.7% 8.3% 8.3% 8.3% 7.8%

[Alcoa logo]
Return on capital, excluding growth investments is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because it provides greater insight with respect to the underlying operating performance of the company’s productive assets.  The company has significant growth investments underway in its upstream and downstream businesses, as previously noted, with expected completion dates over the next several years.  As these investments generally require a period of time before they are productive, management believes that a return on capital measure excluding these growth investments is more representative of current operating performance.
Reconciliation of Adjusted Return on Capital
1Q'07 4Q'06 3Q'06 2Q'06 1Q'06 4Q'05 3Q'05 2Q'05 1Q'05
Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg
(In Millions)
Method Method Method Method Method Method Method Method Method
Numerator (sum total) $3,029 $2,975 $2,803 $2,501 $2,159 $1,753 $1,763 $1,744 $1,673
Russia, Bohai, and Kunshan
net losses ($79) ($74) ($85) ($78) ($86) ($71) ($48) ($41) ($12)
Adjusted numerator
$3,108 $3,049 $2,888 $2,579 $2,245 $1,824 $1,811 $1,785 $1,685
Average Balances
Denominator (sum total) $23,885 $22,475 $22,982 $22,424 $22,236 $21,144 $21,185 $20,967 $21,376
Capital projects in progress and
Russia, Bohai, and Kunshan
capital base $3,945 $3,655 $2,540 $2,330 $2,139 $1,913 $1,776 $1,478 $1,403
Adjusted denominator $19,940 $18,820 $20,442 $20,094 $20,097 $19,231 $19,409 $19,489 $19,973
Return on capital, excluding
growth investments
15.6% 16.2% 14.1% 12.8% 11.2% 9.5% 9.3% 9.2% 8.4%

[Alcoa logo]
Reconciliation of Income and EPS, excluding
Restructuring Charges & Discrete Tax Items
Income from continuing operations – excluding restructuring and other charges and discrete tax items is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges and discrete tax items. There can be no assurances that additional restructuring and other charges and discrete tax items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both income from continuing operations determined under GAAP as well as income from continuing operations – excluding restructuring and other charges and discrete tax items.
0.66 0.79 $   575 $   691
Income from continuing
operations   – excluding
restructuring and other
charges and discrete tax
items
386 18
Restructuring and other
charges
(69) – Discrete tax items
0.29 0.77 258 673
Income from continuing
operations
101 (11)
(Loss) income from
discontinued operations
$  0.41 $  0.75 $   359      $   662      Net income
4Q06 1Q07 4Q06 1Q07
Quarter ended Quarter ended
Diluted EPS Net Income

[Alcoa logo]
51.5 49.9 51.1
Days of Working Capital
$   7,908 $   7,840 $   7,111
Sales
$   4,524 $   4,252 $   4,038
Working Capital
2,570 2,680 2,449
Less: Accounts payable, trade
3,780 3,805 3,524
Add: Inventories
$   3,314 $   3,127 $   2,963
Receivables from customers, less allowances
March 31,
2007
December 31,
2006
March 31,
2006
Quarter ended
Days of Working Capital = Working Capital divided by (Sales/number of days in the quarter)
Days of Working Capital